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SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
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☐	Confidential, for use of the Commission only (as permitted By Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.
Micro Component Technology, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRO COMPONENT TECHNOLOGY, INC.
2340 West County Road C
St. Paul, Minnesota 55113

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders of MICRO COMPONENT TECHNOLOGY, INC.

        The annual meeting of the stockholders of Micro Component Technology, Inc. will be held at the Marquette Hotel, Minnesota Room, 3rd Floor, 710 Marquette Avenue, Minneapolis, Minnesota, on June 26, 2003, at 3:30 p.m., for the purpose of considering and voting upon the following matters:

  1.
  To elect a board of seven directors for the following year. Management has nominated the following persons for election at the meeting: Roger E. Gower, Patrick Verderico, D. James Guzy, David M. Sugishita, Donald R. VanLuvanee, Donald J. Kramer, and Dr. Sheldon Buckler.

  2.
  To approve the 2003 Incentive Stock Option Plan, and the reservation of up to 500,000 shares for the grant of options under the Plan, plus up to 2,330,384 additional shares reserved for issuance under the Company's prior plan, that are not covered by outstanding options, or that are covered by outstanding options that lapse or expire.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The directors have fixed the close of business on April 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Roger E. Gower President and CEO

St. Paul, Minnesota
May 7, 2003

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY.
YOU MAY NEVERTHELESS VOTE IN PERSON
IF YOU DO ATTEND THE MEETING.

MICRO COMPONENT TECHNOLOGY, INC.
2340 West County Road C
St. Paul, Minnesota 55113

PROXY STATEMENT
Annual Meeting of Stockholders
To be held June 26, 2003

GENERAL

        The enclosed Proxy is solicited by the Board of Directors of Micro Component Technology, Inc. (the "Company") in connection with the annual meeting of the stockholders of the Company to be held on Wednesday, June 26, 2003, at 3:30 p.m., or any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of the annual meeting. Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder by communication in writing to the Secretary of the Company at any time prior to exercise of the Proxy. Proxies may also be revoked by delivery of a later dated Proxy or by voting in person. Shares represented by Proxies will be voted as specified in such Proxies on any matter identified in the Proxies. Subject to rules of the Securities and Exchange Commission, shares will be voted in the discretion of the Proxy holders on any other matter that may properly come before the meeting. Proxies and stockholder votes at the meeting will be tabulated by officers of the Company.

        All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock. It is anticipated that these proxy materials will be mailed to the stockholders on or about May 7, 2003.

OUTSTANDING SHARES AND VOTING RIGHTS

        Only stockholders of record at the close of business on April 28, 2003, will be entitled to vote at the annual meeting. On that date, 17,319,389 shares of Common Stock were outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. The Common Stock does not have cumulative voting rights.

ITEM I
ELECTION OF DIRECTORS

        Seven directors are to be elected at the meeting to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected. It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below. To be elected as a director, a nominee must receive the affirmative vote of a majority of the stockholders present at the meeting in person or by proxy. An abstention has the same effect as voting no.

        All of the nominees listed below are currently directors and have consented to be named in this Proxy Statement and to serve as directors if elected. If any such person should be unable to serve, or becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The names and ages of the intended nominees, their current positions with the Company, and the year each first became a director are as follows:

Name and Age	Position	Director Since
Roger E. Gower, 62	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995
Patrick Verderico, 59	Director	1992
D. James Guzy, 67	Director	1993
David M. Sugishita, 55	Director	1994
Donald R. VanLuvanee, 58	Director	1995
Donald J. Kramer, 70	Director	1997
Dr. Sheldon Buckler, 71	Director	2000

Business Experience of Directors

        Roger Gower joined the Company as Chairman of the Board, President, Chief Executive Officer and Director in April, 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer from 1991. Prior to 1991 he was President and Chief Executive Officer of Intelledex, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries. Earlier in his career, Mr. Gower served as President of Qume, a $200 million printer manufacturer and wholly-owned subsidiary of ITT, and as a general manager with Texas Instruments. Mr. Gower holds a BS degree in Electrical Engineering.

        Patrick Verderico has been a director of MCT since December 1992. Since January 2001, he has been Chief Financial Officer at Ubicom, Inc. From July 1997 to November 2000, he was President and Chief Executive Officer of Integrated Packaging Assembly Corporation, a semiconductor packaging foundry. From May 1997 to July 1997, he was Executive Vice President and Chief Operating Officer of that corporation. From August 1996 through April 1997, he was an independent business consultant. From April 1996 through July 1996 he served as Chief Operating Officer and Executive Vice President of Maxtor Corporation. From January 1994 through March 1996, he was Vice President, Finance and Chief Financial Officer of Creative Technology, Ltd., a manufacturer and distributor of multimedia products. From October 1992 to January 1994, he was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor, Inc., a manufacturer of semiconductors. He is also a director of Integrated Packaging Assembly Corporation.

        D. James Guzy became a director of MCT in July 1993. He has been Chairman of the Arbor Company, a Nevada limited partnership engaged in the electronics and computer industry, since 1969. Mr. Guzy is also Chairman of the Board of PLX Technology, Inc., and a director of Intel Corporation, Cirrus Logic, Inc., Novellus Systems, Inc., LogicVision, Inc., Alliance Capital Management Technology Fund and the Davis Selected Group of Mutual Funds.

        David M. Sugishita became a director of the Company in August 1994. From October 2000 to March 2001, Mr. Sugushita was Executive Vice President and Chief Financial Officer of RightWorks Corporation. From July 1997 to February 2000 he was Senior Vice President and Chief Financial Officer of Synopsys, Inc., an electronic design automation company. From August 1995 through June 1997, he was Senior Vice President and Chief Financial Officer of Actel Corporation, a manufacturer of field programmable gate arrays devices.

        Donald R. VanLuvanee became a director of MCT in November 1995 and is currently retired. He was the President and Chief Executive Officer of Electro Scientific Industries, Inc., a company that designs and manufactures sophisticated manufacturing equipment for the worldwide electronics industry from 1992 to 2002. From 1991 to July 1992, he was President and Chief Executive Officer of Mechanical Technology Incorporated, a supplier of contract research and development services and a manufacturer of technologically advanced equipment. He is also a director of FEI Company.

        Donald J. Kramer was appointed to the board in February 1997. He was also a director of MCT from 1986 to 1990, and from 1991 through 1995. He is currently a private investor. Until 1996, and for more than five years, he was a principal of TA Associates, a private equity capital firm located in Boston, Massachusetts. He is also a director of Insignia Systems, Inc.

        Dr. Sheldon Buckler has been a director of MCT since March 2000. He served as Vice Chairman of Polaroid Corporation from 1990 until 1994. From 1995 to 1999, he served as Chairman of Commonwealth Energy Systems, an energy utility. He currently serves as the Chairman of Lord Corp. Dr. Buckler served as a director of Aseco Corporation from 1995 until it was acquired by MCT in January 2000. He is also a director of Parlex Corporation.

        Directors serve until the next annual meeting of the stockholders at which their successors are elected, or until their prior resignation, removal or incapacity.

Meetings and Committees of the Board of Directors

        During calendar year 2002, the Company's Board of Directors met six times. Each director attended at least 75 percent of the aggregate of all meetings of the Board of Directors and committees of the Board on which he served. Standing committees of the Board of Directors include the Audit Committee and the Compensation Committee.

        The Audit Committee recommends the selection of the Company's independent accountants, approves the services performed by such accountants, and reviews and evaluates the Company's financial and reporting systems and the adequacy of internal controls for compliance with corporate guidelines. The Audit Committee operates pursuant to a written Charter. The current Charter is attached as an appendix. Members of the Audit Committee, which consists of four outside directors, are D. James Guzy, Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico, each of whom is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards). The Audit Committee met two times in 2002.

        The Compensation Committee reviews and recommends to the Board compensation arrangements for all executive officers of the Company. In addition, the Compensation Committee is responsible for administration of the Company's Incentive Stock Option Plan, the 2003 Incentive Stock Option Plan, the Employee Stock Purchase Plan, and its cash bonus plans. Members of the Compensation Committee, which consists of four outside directors, are D. James Guzy, Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico. The Compensation Committee met five times in 2002.

        The Company does not have a standing Nominating Committee or any other Committee performing similar functions. Such matters are considered at meetings of the full Board of Directors.

Compensation of Directors

        Directors are paid out-of-pocket expenses plus $1,500 for each Board meeting which they attend, and $250 for each telephonic Board meeting. In 2002, the Board agreed to suspend these payments, exclusive of out-of-pocket expenses, and therefore directors were only paid for three meetings in 2002. In addition, each person who becomes an outside director of the Company is automatically granted an option to purchase 10,000 shares of Common Stock under the Stock Option Plan for Outside Directors. Each outside director is also automatically granted an option to purchase 10,000 shares of Common

Stock upon each re-election as a director, or on the anniversary of the prior year's grant in any year in which there is no meeting of the shareholders at which directors are elected. The option price for each option granted under the Plan is the fair market value of the Common Stock on the date the option is granted. All options granted under the Plan become exercisable in 50 percent increments on the first and second anniversaries of the date of grant. The options must be exercised within ten years after the date of grant or, if earlier, within 12 months after the director ceases being a director. However, a director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year, and shall continue to vest in his or her options after ceasing to be a director. Directors who are employees of the Company receive no compensation for their services as directors.

EXECUTIVE OFFICERS

        The names and ages of the executive officers, their current positions with the Company, and their years of appointment are as follows:

Name and Age	Position	Officer Since
Roger E. Gower, 62	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995
Dennis Nelson, 56	Executive Vice President of Sales and Marketing	1996
Richard S. Sidell, 59	Chief Technology Officer	2001
Thomas P. Maun, 49	Vice President and Chief Financial Officer	2002

        The business experience of Mr. Gower is described in the previous section.

        Dennis L. Nelson joined MCT as Executive Vice President of Sales and Marketing in June 1996. Prior to that time, Mr. Nelson was employed by Credence Systems Corporation, a manufacturer of test systems for the semiconductor industry, for seven years as Vice President of Sales. Prior to 1989, he worked for over thirteen years for Teradyne, Inc., also a manufacturer of test systems for the semiconductor industry, working in engineering and several different sales and sales management positions. Mr. Nelson holds a degree in Electrical Engineering.

        Richard S. Sidell was appointed Chief Technology Officer of the Company effective August 15, 2001. He joined the Company in January, 2000, when the Company acquired Aseco Corporation. From September, 1988 until January, 2000, he was Vice President and Chief Technologist at Aseco. For the ten prior years, he worked at Electro Scientific Industries, Inc., and a company acquired by ESI, in several engineering and management positions, and was involved in the development of laser memory repair equipment for the semiconductor industry. He was formerly on the faculty at MIT, and holds a doctoral degree in Mechanical Engineering from MIT.

        Thomas P. Maun joined MCT as Corporate Controller in December of 2000, and was appointed to Vice President of Finance and Chief Financial Officer in July of 2002. From 1998 to 2000, he was the Vice President and Chief Financial Officer for Cannon Valley Woodwork, a manufacturer and supplier of cabinet and related products. From 1987 to 1998, he held various financial positions with INCSTAR Corporation, a manufacturer and distributor of medical diagnostic test products. From 1994 to 1998, Mr. Maun was the Vice President of Finance and Chief Financial Officer for INCSTAR Corporation. Mr. Maun is a graduate of the University of Minnesota, Carson School of Management. Mr. Maun began his career with KPMG Peat Marwick and is a Certified Public Accountant.

        Executive officers serve indefinite terms which expire when their successors are appointed, or until their prior resignation, removal or incapacity.

EXECUTIVE COMPENSATION

        Summary Compensation.    The following table contains summary information concerning the annual compensation paid by the Company for the years ended December 31, 2002, 2001 and 2000 to (a) our Chief Executive Officer, and (b) each remaining executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 2002 and whose annual salary and bonus for the year ended December 31, 2002 exceeded $100,000:

		Annual Compensation							Number of Shares
Name & Principal Position	Year	Salary and Commission		Bonus		Other Annual Compensation			Underlying Options Granted	All Other Compensation(1)
Roger E. Gower, Chairman, President, CEO & Secretary	2002 2001 2000	$ $ $	258,365 280,000 272,596	$ $ $	0 0 0	$ $ $	10,200 10,200 10,200	(2) (2) (2)	11,250 0 100,000	$ $ $	4,315 3,815 3,625
Dennis L. Nelson, Executive Vice President of Sales and Marketing	2002 2001 2000	$ $ $	164,639 198,044 244,428	$ $ $	0 0 0	$ $ $	0 0 0		11,875 0 0	$ $ $	3,707 4,432 7,333
Richard S. Sidell Chief Technical Officer(3)	2002 2001	$ $	150,942 161,846	$ $	20,000 0	$ $	0 0		28,750 100,000	$ $	5,128 4,855
Thomas P. Maun, Vice President and Chief Financial Officer(4)	2002		$127,777		$15,000		$0		88,436		$4,283

(1)
Includes vested retirement plan contributions made by MCT.

(2)
Includes automobile related costs.

(3)
Mr. Sidell was appointed as an officer in August 2001.

(4)
Mr. Maun was appointed as an officer in July 2002.

STOCK OPTIONS

        The Company's original Incentive Stock Option Plan, adopted in 1993 (the "1993 Plan"), provides for the grant of stock options to key employees. On April 25, 2003, the Board of Directors adopted the 2003 Incentive Stock Option Plan (the "2003 Plan"), to replace the 1993 Plan. All future incentive stock option grants will be made under the 2003 Plan, provided the shareholders approve the 2003 Plan at the Annual Meeting. See Item II in this Proxy Statement.

        Stock Option Grants.    The following table contains information concerning the grant of stock options during calendar year 2002 to the executive officers named in the Summary Compensation Table:

					Potential Realizable Value at Assumed Rate of Stock Price Appreciation of Option Term
Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees	Exercise Price	Expiration Date
					5%	10%
Roger E. Grower	11,250	1.78%	$2.45	6/27/12	$17,334	$43,928
Dennis L. Nelson	4,375	0.69%	$2.45	6/27/12	$6,741	$17,083
Dennis L. Nelson	7,500	1.18%	$0.69	10/31/12	$3,255	$8,248
Richard S. Sidell	10,000	1.58%	$3.19	1/30/12	$20,062	$50,840
Richard S. Sidell	3,750	0.59%	$2.45	6/27/12	$5,778	$14,643
Richard S. Sidell	15,000	2.37%	$0.69	10/31/12	$6,509	$16,495
Thomas P. Maun	10,000	1.58%	$3.19	1/30/12	$20,062	$50,840
Thomas P. Maun	936	0.15%	$2.45	6/27/12	$1,442	$3,655
Thomas P. Maun	65,000	10.27%	$1.84	7/15/12	$75,216	$190,612
Thomas P. Maun	12,500	1.97%	$0.69	10/31/12	$5,424	$13,746

        Aggregated Option Exercises and Year-End Option Values.    The following table contains information concerning the aggregated option exercises for the year ended December 31, 2002 and the year-end option values for the executive officers named in the Summary Compensation Table:

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Year-End Exercisable/Unexercisable	Value of In-the-Money Unexercised Options at Year-End Exercisable/Unexercisable
Roger E. Gower	0	$0	561,250/50,000	$0/$0
Dennis L. Nelson	0	$0	204,375/15,000	$0/$150
Richard S. Sidell	0	$0	67,235/115,000	$0/$200
Thomas P. Maun	0	$0	8,436/105,000	$0/$125

        Securities Authorized for Issuance Under Equity Compensation Plans.    The following table contains information concerning the number of shares authorized for issuance under the Company's equity compensation plans and arrangements as of December 31, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities currently outstanding)
Equity compensation plans approved by shareholders	2,558,001	(1)	$2.93	211,266
Equity compensation plans not approved by shareholders	130,750		$4.01	9,250

Total	2,688,751		$2.96	220,516

(1)
Includes 33,833 shares to be issued upon exercise of outstanding options with a weighted-average exercise price of $1.23, assumed by the Company in connection with its acquisition of Aseco Corporation in January 2000.

Agreements with Officers

        Effective March 28, 1995, the Company entered into an Employment Agreement with Mr. Gower. The current agreement may be terminated by either party with 60 days prior written notice. The agreement will also terminate upon the death, disability or breach of the agreement by Mr. Gower. In the event Mr. Gower's employment is terminated by the Company with 60 days prior written notice, the Company will continue to pay Mr. Gower his then current base salary for 12 months thereafter.

        Mr. Nelson has an Employment Agreement with the Company which provides that in the event of a change in control of the Company which results in a change in his position as Executive Vice President, or a substantial diminution in his responsibilities, he may elect to terminate the agreement and receive his then-current base salary and insurance benefits for 12 months thereafter. The same benefits are payable if the Company elects to terminate Mr. Nelson's employment while a change in control is being negotiated.

        Mr. Maun has an Employment Agreement with the Company which provides that in the event of a change in control of the Company which results in the termination of his position as Chief Financial Officer, or a substantial diminution in his responsibilities, he is entitled to receive his then-current base salary and insurance benefits for nine months thereafter.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors (the "Committee") operates pursuant to a Charter adopted by the Board of Directors on July 9, 1997. The Charter includes a mission statement which states that the Committee's mission is to ensure that the Company's executive officers are compensated consistent with the following philosophy and objectives: (1) to support the Company's overall business strategy and objectives; (2) to attract, retain and motivate the best executives in the Company's industry; (3) to promote the Company's pay-for-performance philosophy; and (4) to ensure that the Company's compensation programs and practices are of the highest quality and designed with full consideration of all accounting, tax, securities law, and other regulatory requirements.

        Pursuant to the Charter, the Committee is appointed by the Board and is comprised of two or more outside directors. The main duties of the Committee, as described in the Charter, are as follows: (1) review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the chief executive officer and other key executives; (2) review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (3) act as the administrative committee for the Incentive Stock Option Plan, the 2003 Incentive Stock Option Plan, the Employee Stock Purchase Plan, and any other incentive or purchase plans established by the Company; (4) consider and approve grants of incentive stock options, nonqualified stock options, restricted stock or any combination to any employee; and (5) prepare the Report of the Compensation Committee for inclusion in the Annual Proxy Statement.

        It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achievement of the above objectives. The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives.

Base Salary

        Base salaries of the Company's executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay. Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business. In addition to base salary, executive officers are eligible to participate in the Company's employee benefit plans on the same terms as other employees.

Annual Incentives

        The Committee adopts a bonus plan for its executive officers each year. Bonus payments are contingent on the performance of the Company. No bonuses were paid under the plans for the years ended December 31, 2002, 2001 or 2000. Mr. Sidell and Mr. Maun received a $20,000 and $15,000 bonus in 2002, respectively, not under the bonus plan, for satisfying certain performance milestones.

Long-term Incentives

        The 2003 Incentive Stock Option Plan (successor to the original Incentive Stock Option Plan) is the basis of the Company's long-term incentive plan for executive officers and other key employees. The objective of the plan is to align executives' long-term interests with those of the stockholders by creating a direct incentive for executives to increase stockholder value. The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of ten years. The options generally vest and become exercisable over a period of two to four years following the date of grant. The award of option grants is consistent with the Company's objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

        The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute between two and ten percent of their base pay to purchase up to 1,000 shares of Common Stock per year. The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

Chief Executive Officer Compensation

        The Committee determines compensation for the Chief Executive Officer on an annual basis. Mr. Gower's base salary was established by the Compensation Committee, and became effective in April 2000. The Committee believes that this base salary is consistent and competitive with salaries paid to Chief Executive Officers of semiconductor manufacturing companies similar in size to the Company. Mr. Gower received no bonus for the calendar years 2002, 2001 or 2000.

Conclusion

        The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for continued growth in earnings and stockholder value.

D. James Guzy
Donald J. Kramer
Donald R. VanLuvanee
Patrick Verderico

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with management. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

D. James Guzy
Donald J. Kramer
Donald R. VanLuvanee
Patrick Verderico

INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Deloitte & Touche LLP as independent accountants to audit the accounts and records of the Company for the year ended December 31, 2003, and to perform other appropriate services for the current year. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Forms 10-Q for that year were $125,000.

Financial Information Systems Design and Implementation Fees

        There were no fees billed by Deloitte & Touche for professional services described in Paragraph (c) (4) (ii) of Rule 2-01 of Regulation S-X for the year ended December 31, 2002.

All Other Fees

        There were no fees billed by Deloitte & Touche for professional services rendered, other than the services described above under "Audit Fees" and "Financial Information System Design and Implementation Fees", for the year ended December 31, 2002.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Company's Common Stock for the five fiscal years beginning June 28, 1998 and ending December 31, 2002, (including the transition period from June 28, 1999 to December 31, 1999), with the cumulative total return on the NASDAQ Stock Market-U.S. Index and the Philadelphia Exchange Semiconductor Sector Index ("SOX") over the same period (assuming the investment of $100 in the Company's Stock, the NASDAQ Stock Market-U.S. Index and the SOX Index on June 28, 1998 and the reinvestment of all dividends).

Period Ended	June 28, 1998	June 27, 1999	Dec 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002
Micro Component Technology, Inc.	100	200.00	471.70	271.23	238.68	66.04
NASDAQ Stock Market—U.S. Index	100	136.54	217.66	132.15	104.33	71.44
PHLX Semiconductor Sector Index	100	140.04	203.67	166.11	150.94	83.61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Common Stock as of March 15, 2003 (i) by each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) by each of the Company's executive officers named in the Summary Compensation table, (iii) by each of the Company's directors, and (iv) by all of the executive officers and directors as a group:

	Shares Beneficially Owned
Name and Address of Beneficial Owners
	Number	Percent
FIVE PERCENT STOCKHOLDERS
Perkins Capital Management, Inc.(1)(2)(3) 730 East Lake Wayzata, MN 55391	3,763,401	21.1%
Wellington Management Company, LLP(1) 73 State Street—19th Floor Boston, MA 02109	2,500,000	14.4%
Amaranth Advisors LLC(1)(3) Two American Lane Greenwich, CT 06836	1,273,846	6.9%
DIRECTORS AND EXECUTIVE OFFICERS
Roger E. Gower(4)	581,250	3.3%
Dennis L. Nelson(4)	204,375	1.2%
Richard L. Sidell(4)	76,401	*
Thomas P. Maun(4)	19,936	*
D. James Guzy(4)(5)	117,472	*
Donald J. Kramer(4)	45,000	*
David M. Sugishita(4)	45,000	*
Donald R. VanLuvanee(4)	65,000	*
Patrick Verderico(4)	20,000	*
Dr. Sheldon Buckler(4)	17,500	*
All directors and executive officers as a group (10 in number)(4)	1,286,059	6.9%

*
Denotes less than 1% of shares outstanding.

(1)
Perkins Capital Management, Inc., Wellington Management Company, LLP, and Amaranth Advisors LLC are registered investment advisors.

(2)
Includes shares held for clients and shares held by Perkins Opportunity Fund.

(3)
Includes shares issuable upon conversion of the Company's 10% Senior Subordinated Convertible Notes.

(4)
Includes shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of MCT's stock options as follows: Mr. Gower—561,250; Mr. Nelson—204,375; Mr. Sidell—72,235; Mr. Maun—18,436; Mr. Guzy—65,000; Mr. Kramer—45,000; Mr. Sugishita—45,000; Mr. VanLuvanee—65,000; Mr. Verderico—20,000; Mr. Buckler—15,000 and all directors and executive officers as a group—1,204,421.

(5)
Includes 41,978 shares owned by Arbor Company, of which Mr. Guzy is a general partner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and ten-percent stockholders to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with for the year ended December 31, 2002.

ITEM II

APPROVAL OF THE 2003 INCENTIVE STOCK OPTION PLAN

        On April 25, 2003, the Board of Directors adopted, subject to shareholder approval, the 2003 Incentive Stock Option Plan (the "2003 Plan"). The 2003 Plan replaces the original Incentive Stock Option Plan, that was adopted in 1993 (the "1993 Plan"). The 1993 Plan expired by its terms on April 27, 2003. The Board of Directors deems it prudent to adopt a new plan to permit the continued grant of options to attract, retain and motivate employees.

        Options previously granted under the 1993 Plan will remain in effect until they are exercised or expire according to their terms. All future option grants will be made under the 2003 Plan, provided the shareholders approve the 2003 Plan at the Annual Meeting.

Summary of the Plan

        The 2003 Plan provides for the granting of stock options to employees, consultants and advisors. There are currently approximately 100 employees who are eligible to receive options under the 2003 Plan. The number of shares of Common Stock of the Company reserved for issuance under the 2003 Plan is equal to the sum of (a) 500,000 shares, and (b) up to an additional 2,330,384 shares reserved for issuance under the Company's prior plan, that are not covered by outstanding options, or that are covered by outstanding options that lapse or expire. Adjustments to the number of reserved shares under clause (b) will occur automatically as options granted under the 1993 Plan lapse or expire, and will not require additional Board or shareholder approval. Shares covered by expired or terminated stock options under the 2003 Plan may be used for subsequent awards under the 2003 Plan.

        The 2003 Plan is administered by the Compensation Committee, whose members are appointed by the Board. The Committee has the power to select recipients, make grants of stock options, and adopt regulations and procedures for the 2003 Plan.

        The 2003 Plan permits the grant of both stock options that qualify as "incentive stock options" under the Internal Revenue Code and options that do not so qualify ("non-qualified options"). Incentive stock options differ as to their tax treatment and are subject to a number of limitations under the Internal Revenue Code. Incentive stock options may only be granted to employees, and may not be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date of the grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value). The 2003 Plan states that the maximum number of shares for which any person may be granted options in any year shall not exceed 300,000 shares.

        Following an optionee's death or disability, the optionee's options may be exercised by the optionee or the optionee's legal representative for a period of six months or until the expiration of the stated term of the option, whichever is less. If an optionee's employment with the Company terminates for any other reason, the optionee's options will remain exercisable for 90 days or until the expiration of the stated term, whichever is less, except that if the optionee is terminated for conduct which is contrary to the best interest of the Company, the optionee's options will immediately terminate. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee.

        The term of each option, which is fixed by the Committee at the time of grant, may not exceed ten years from the date the option is granted (except that an incentive option granted to a person holding more than 10% of the Company's voting stock may be exercisable only for five years). Options may be made exercisable in whole or in installments, as determined by the Committee. The vesting of options will be accelerated upon a change in control of the Company.

Federal Income Tax Treatment

        Generally the grant of either an incentive stock option or a non-qualified option under the 2003 Plan will not cause recognition of income by the optionee or entitle the Company to an income tax deduction. Upon exercise of an option, the tax treatment will generally vary depending on whether the option is an incentive stock option or a non-qualified option. The exercise of an incentive stock option will generally not cause recognition of income by the optionee or entitle the Company to a tax deduction. However, the amount by which the fair market value of the shares obtained exceeds the exercise price on the date of exercise is an item of tax preference to the optionee for alternative minimum tax purposes.

        The exercise of a non-qualified option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock on the day of exercise. The Company must then in most cases obtain from the optionee funds to meet tax withholding requirements arising from that income recognition. The exercise of a non-qualified option will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the exercising option holder.

Registration with the SEC

        Upon approval of the 2003 Plan, the Company will file a Registration Statement on Form S-8 with the SEC to register the shares reserved under the 2003 Plan.

Shareholder Approval

        Approval of the 2003 Plan requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2003 INCENTIVE STOCK OPTION PLAN.

OTHER BUSINESS

        The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person or persons voting the proxies, subject to rules of the Securities and Exchange Commission.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders of the Company intended to be presented at the Company's next annual meeting of stockholders must be sent to the Secretary of the Company at the above address. It is now anticipated that the next annual meeting will be held on June 26, 2004. In order for any stockholder proposals to be considered for inclusion in the Company's Proxy Statement and Proxy Card relating to that meeting, the proposal must be submitted by January 7, 2004. If the proposal is submitted after that date but before March 23, 2004, it will not be included in the Company's Proxy Card but may be referred to in the Proxy Statement in accordance with rules of the Securities and Exchange Commission. If the proposal is submitted after March 23, 2004, it will be considered untimely and not included in any of the Company's proxy materials.

APPENDIX I

Micro Component Technology, Inc.

REVISED AUDIT COMMITTEE CHARTER

Revised: April 25, 2003

A.    Purpose

        The Audit Committee (the "Committee") shall be responsible for assisting the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, the investment community, and others by overseeing:

  •
  the Company's financial statements and the financial reporting process;

  •
  the systems of internal accounting and financial controls;

  •
  the annual independent audit of the Company's financial statements;

  •
  the independent auditor's qualifications and independence; and

  •
  the Company's compliance with legal, ethical and regulatory requirements.

        In fulfilling its purpose, the Committee shall maintain free and open communication between the Committee, independent auditors, and management of the Company. The Company shall provide funding to the Committee necessary for it to perform its responsibilities.

B.    Membership

  1.
  Appointment. The members of the Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom shall be independent of management and the Company.

  2.
  Independence. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, and they meet the relevant independence requirements of SEC and Nasdaq rules. Among other things, members shall not accept any consulting, advisory or other compensatory fee from the Company, other than as a director, and shall not be an affiliated person of the Company or its subsidiaries.

  3.
  Financial literacy. All Committee members shall be financially literate, meaning they shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or meet such other standard required by applicable law (including SEC and Nasdaq rules). At least one member shall be a "financial expert", as defined by SEC and Nasdaq rules. The Committee Chair shall have accounting or financial expertise.

C.    Responsibilities and Authorities

  1.
  Roles of Committee, Management, Independent Auditor. The primary responsibility of the Audit Committee shall be to oversee the Company's financial reporting process on behalf of the Board and report the result of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the

1

    Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

  2.
  Regular Meetings. The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may request any officer or employee of the Company, or the Company's outside counsel or external auditor, to attend a meeting or meet with any members of, or consultants to, the Committee. The Committee shall keep minutes and other relevant documentation of all meetings held.

  3.
  Authority to Engage Independent Counsel. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel or other experts for this purpose.

  4.
  Flexibility. In carrying out its responsibilities, the Committee shall ensure its policies and procedures remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

  5.
  Independent Auditors. The Committee shall:

  a.
  be directly responsible for appointing, setting compensation, evaluating and, where appropriate, replacing the independent auditors. The independent auditors shall report directly to the Committee.

  b.
  be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting.

  c.
  pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services not permitted by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is given must be presented to the full Committee at its next scheduled meeting.

  d.
  at least annually, review a report by the independent auditors describing:

  i.
  the independent auditor's internal quality control procedures;

  ii.
  any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

  iii.
  all relationships between the independent auditor and the Company (to assess the independent auditor's independence).

  e.
  set clear hiring policies for employees or former employees of the independent auditors that meet the SEC and Nasdaq rules and regulations.

  f.
  have and foster a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

  6.
  Recurring Processes. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth with the understanding that the Committee may supplement them as appropriate. The Committee shall set a schedule to complete these processes at the appropriate time during the year.

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          The Committee shall:

    a.
    discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

    b.
    discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

    c.
    periodically meet separately with management and the independent auditors to discuss issues and concerns warranting committee attention.

    d.
    provide sufficient opportunity for the independent auditors to meet privately with the members of the committee.

    e.
    review with the independent auditor any audit problems or difficulties and management's response.

    f.
    receive a report from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

    g.
    review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

    h.
    review and discuss earnings press releases prior to issuance.

    i.
    review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.

    j.
    discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

    k.
    review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

    l.
    discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

    m.
    establish and supervise procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3

    n.
    review and approve all related-party transactions.

    o.
    receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

    p.
    prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

D.    Annual Review

        The Committee shall review and reassess this Charter at least annually and recommend any updates or changes to Board of Directors for approval. The Committee also shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

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EXHIBIT A
TO
AUDIT COMMITTEE CHARTER

ACCOUNTING COMPLAINT PROCEDURES

        I.    Purpose.    The Audit Committee is dependent to a large degree on the information provided to it by management and the outside auditors, and it is important for the Committee to encourage open and effective channels of information. The establishment of formal procedures for receiving and handling complaints should serve to facilitate disclosures, encourage proper individual conduct, and alert the Committee to potential problems before they have serious consequences.

        II.    Submission of Complaints and Concerns.    Any employee who has a complaint or a concern (collectively, "complaint") about accounting, internal accounting controls, or auditing matters is encouraged to submit an anonymous written statement describing the matter to the Company's Human Resources Manager, who shall promptly forward a copy of the written statement to the Chair of the Audit Committee. The HR Manager shall not disclose the receipt of any complaints to anyone other than a member of the Audit Committee. Any employee may also submit a complaint directly to the Chair of the Audit Committee if the employee reasonably believes that (a) the HR Manager is involved in the matter, or (b) his or her prior complaints on the same or similar matters were not addressed.

        III.    Treatment of Complaints.    The Audit Committee shall review each complaint and take whatever action it deems appropriate to address the complaint. Each complaint shall be kept confidential by the Committee, except to the extent the Committee determines it needs to be disclosed to adequately address the matter.

        IV.    Retention of Records.    The Committee shall keep a written record of all complaints received by it, and their disposition, for a period of three years. The Company's outside auditors may review the record from time to time upon request.

        V.    No Retaliation.    No retaliation shall be taken against any person for lawfully submitting a complaint or assisting in the investigation of a complaint. Any employee who retaliates against another employee in violation of these procedures shall be subject to discipline, including possible termination of employment.

        VI.    Communication.    The Company shall communicate these procedures to the employees in a manner that will encourage them to submit confidential, anonymous complaints.

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APPENDIX II

MICRO COMPONENT TECHNOLOGY, INC.

2003 INCENTIVE STOCK OPTION PLAN

(Adopted by the Board of Directors on April 25, 2003)

ARTICLE I.

PURPOSE

        The purpose of this Plan is to provide a means whereby Micro Component Technology, Inc. (the "Company") may be able, by granting options to purchase stock in the Company, to attract, retain and motivate capable and loyal employees, consultants and advisors of the Company and its subsidiaries, for the benefit of the Company and its shareholders. Both incentive stock options which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options which do not qualify for favorable tax treatment, may be granted under the Plan.

ARTICLE II.

RESERVATION OF SHARES

        The number of shares of Common Stock of the Company reserved for issuance under the Plan is equal to the sum of (a) 500,000 shares, and (b) up to an additional 2,330,384 shares reserved for issuance under the Company's prior plan, that are not covered by outstanding options, or that are covered by outstanding options that lapse or expire. Adjustments to the number of reserved shares under clause (b) shall occur automatically as options granted under the prior plan lapse or expire, and shall not require additional Board or shareholder approval. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options which may be granted to persons eligible under the Plan so long as it remains in effect. Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

ARTICLE III.

ADMINISTRATION

        (a)  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be appointed by the Board of Directors and shall be comprised solely of two or more "non-employee directors" within the meaning of SEC Rule 16b-3. Each member of the Committee shall also be an "outside director" within the meaning of Code Section 162(m). Vacancies in the Committee shall be filled by the Board.

        (b)  The Committee shall have full power to construe and interpret the plan and to establish and amend rules and regulations for its administration, subject to the express provisions of the Plan.

        (c)  The Committee shall determine which persons shall be granted options hereunder, the types of options to be granted, the number of shares for which each option shall be granted, and any limitations on the exercise of the option in addition to those imposed by this Plan. The Committee may also waive any restrictions on the exercise of outstanding options and approve amendments to outstanding options, provided there is no conflict with the terms of the Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall apply such criteria as it determines appropriate from time to time.

1

ARTICLE IV.

ELIGIBILITY

        An option may be granted to any employee, consultant or advisor of the Company or its subsidiaries, except that no consultant or advisor shall be granted options in connection with the offer and sale of securities in a capital raising transaction on behalf of the Company. The maximum number of shares for which any employee may be granted options under the Plan in any calendar year shall be limited to 300,000 shares.

ARTICLE V.

EXERCISE PRICE

        The per share exercise price for each option shall be determined by the Committee at the time of grant, provided that the per share exercise price for any incentive stock option, shall be not less than the fair market value of the Common Stock on the date the option is granted. The fair market value of the Common Stock as of any date in any month shall be the closing market price for the Common Stock on the 15th day of such month, or on the trading day closest to the 15th if the Common Stock does not trade on the 15th. If there is no closing market price for the Common Stock, the Committee shall use such other information deemed appropriate by the Committee. No options shall be granted to any employee who at the time directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or of a subsidiary, unless the exercise price is not less than 110 percent of the fair market value of the Common Stock on the date of grant, and unless the option is not exercisable more than five years after the date of grant.

ARTICLE VI.

CHANGES IN PRESENT STOCK

        In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company's present capital stock, appropriate adjustment may be made by the Committee in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

ARTICLE VII.

EXERCISE OF OPTIONS

        An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of shares to be purchased, together with payment of the full purchase price for the shares. The Company may accept payment from a broker on behalf of the optionee and may, upon receipt of signed, written instructions from the optionee, deliver the shares directly to the broker. The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

ARTICLE VIII.

OPTION AGREEMENT PROVISIONS

        Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Committee:

            (a)    Dollar Limitation.    Each option grant to an employee shall constitute an incentive stock option eligible for favorable tax treatment under Section 422 of the Code, provided that

2

    no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent any option grant exceeds the $100,000 dollar limitation, it shall constitute a nonqualified stock option. Each stock option agreement shall specify the extent to which it is an incentive and/or a nonqualified stock option. For purposes of applying the $100,000 limitation, options granted under this Plan and under all other plans of the Company and its subsidiaries which are qualified under Section 422 of the Code shall be included.

            (b)    Payment.    The full purchase price of the shares acquired upon exercise of any option shall be paid in cash, by certified or cashier's check, or in the form of shares of the Company's Common Stock with a fair market value equal to the full purchase price and free and clear of all liens and encumbrances.

      The Committee in its sole discretion may also permit the "cashless exercise" of an option. In the event of a cashless exercise, the optionee shall surrender the option to the Company, and the Company shall issue the optionee the number of shares determined as follows:

        X
        =   Y (A-B) /A where:

        X
        =   the number of shares to be issued to the optionee.

        Y
        =   the number of shares with respect to which the option is being exercised.

        A
        =   the closing sale price of the Common Stock on the date of exercise, or in the absence thereof, the fair market value on the date of exercise.

        B
        =   the option exercise price.

            (c)    Exercise Period.    The period within which an option must be exercised shall be determined by the Compensation Committee at the time of grant. The exercise period shall be subject to a maximum of ten years, or five years for an employee who directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or a subsidiary. Unless modified by the Committee, each option shall become exercisable to the extent of 25 percent of the shares on each of the first four anniversaries of the date of grant. To the extent exercisable, an option may be exercised in whole or in part. The Committee may impose different or additional conditions with respect to length of service or attainment of specified performance goals which must be satisfied prior to exercise of all or any part of an option.

            Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

            (d)    Rights of Optionee Before Exercise.    The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of an option.

            (e)    No Right to Continued Employment.    Nothing in the Plan or in any Stock Option Agreement shall be construed to confer upon any optionee any right to continue in the employ of the Company or a subsidiary or to interfere in any way with the right of the Company or a subsidiary as employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between such corporation and the optionee.

            (f)    Termination of Employment.    If an optionee's employment is terminated other than by death, disability or for conduct which is contrary to the best interests of his or her

3

    employer, the optionee may, within 90 days of such termination, exercise any unexercised portion of his or her option to the extent he or she was entitled to do so at the time of such termination.

            If termination of employment is effected by death or disability of the optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of his or her death or disability, by the optionee or his or her personal representative, at any time within six months subsequent to the date of death or disability.

            If an optionee's employment is terminated by his or her employer for conduct which is contrary to the best interests of the employer, as determined by the employer in its sole discretion, the unexercised portion of the optionee's option shall expire automatically on the date of termination of his or her employment.

            Notwithstanding the foregoing, no option shall be exercisable subsequent to the date of expiration of the option term and no option shall be exercisable subsequent to the termination of the optionee's employment except as specifically provided in this paragraph (f).

            (g)    Non-transferability of Option.    No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by optionee. No option may be attached or subject to levy by an optionee's creditors.

            (h)    Date of Grant.    The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

ARTICLE IX.

RESTRICTIONS ON TRANSFER

        During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, the optionees shall agree in the Stock Option Agreements that they are acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

        Any restriction upon shares acquired upon exercise of an option pursuant to the Plan and any Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators. Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

ARTICLE X.

WITHHOLDING OF TAXES

        The Company shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation to withhold in connection with any option including, but not limited to, withholding a portion of the shares issuable on exercise of an option, or requiring the optionee to pay to the Company, in cash, an amount sufficient to cover the Company's withholding obligations.

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ARTICLE XI.

EFFECTIVE DATE OF PLAN

        The effective date of the Plan shall be April 25, 2003, the date of its original adoption by the Board of Directors of the Company.

ARTICLE XII.

DURATION OF THE PLAN

        The Plan shall terminate April 25, 2013, which is ten years after the date of its approval by the Board of Directors, unless sooner terminated by issuance of all shares reserved for issuance hereunder. No option shall be granted under the Plan after such termination date.

ARTICLE XIII.

TERMINATION OR AMENDMENT OF THE PLAN

        The Board of Directors of the Company may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the optionees to whom any options shall previously have been granted, adversely affect the rights of such optionees under such options.

ARTICLE XIV.

SHAREHOLDER APPROVAL

        The Board of Directors shall submit the Plan to the shareholders for their approval within 12 months of the date of its adoption by the Board. Options granted prior to such approval are contingent on receipt of such approval, and shall automatically lapse if such approval is not granted. The Board shall also submit any amendments to the shareholders for approval if required by applicable law or regulation.

ARTICLE XV.

INTERPRETATION

        The Plan shall be interpreted in accordance with Minnesota law.

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MICRO COMPONENT TECHNOLOGY, INC.
PROXY
ANNUAL STOCKHOLDERS' MEETING
June 26, 2003

        The undersigned stockholder of Micro Component Technology, Inc. ("MCT"), does hereby constitute and appoint Roger Gower, President and Chief Executive Officer, and Thomas Maun, Vice President and Chief Financial Officer, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of MCT to be held at 3:30 p.m. on Thursday, June 26, 2003, at the Marquette Hotel, Minnesota Room, 3rd Floor, 710 Marquette Avenue, Minneapolis, Minnesota, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of MCT held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

1.	ELECTION OF DIRECTORS:	☐	FOR all nominees listed below (except as specified to the contrary below).
		☐	AGAINST all nominees listed below.
Roger E. Gower, D. James Guzy, Donald J. Kramer, David M. Sugishita, Donald R. VanLuvanee, Patrick Verderico, Dr. Sheldon Buckler.
To withhold authority to vote for any individual nominee, write that nominee's name here:
.

2.
To approve the 2003 Incentive Stock Option Plan, and the reservation of up to 500,000 shares for the grant of options under the Plan, plus up to an additional 2,330,384 shares reserved for issuance under the Company's prior plan, that are not covered by outstanding options, or that are covered by outstanding options that lapse or expire.
		☐	FOR
		☐	AGAINST
3.	In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.
Date:	, 2003.
Please date and sign above exactly as name appears at the left, indicating, where appropriate, official capacity. If stock is held in joint tenancy, each joint owner must sign.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF
DIRECTORS AND FOR EACH PROPOSAL. THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT Annual Meeting of Stockholders To be held June 26, 2003
GENERAL
OUTSTANDING SHARES AND VOTING RIGHTS
ITEM I ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
STOCK OPTIONS
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ITEM II APPROVAL OF THE 2003 INCENTIVE STOCK OPTION PLAN
OTHER BUSINESS
PROPOSALS OF STOCKHOLDERS
APPENDIX I
APPENDIX II MICRO COMPONENT TECHNOLOGY, INC. 2003 INCENTIVE STOCK OPTION PLAN